                                                                   EXHIBIT 10.46

                 CONTRIBUTION AGREEMENT - BASIC ECONOMIC TERMS
                                  (VINEYARDS)

     The undersigned Transferor agrees to transfer the Property to the undersigned Transferee and Transferee agrees to accept the transfer on the following terms and conditions:

     1.    Incorporation by Reference.    All of the terms and conditions of:
           --------------------------

           a. The General Conditions to Contribution Agreement (the "General Conditions");

           b. The Addenda to General Conditions to Contribution Agreement (the "Addenda");

          c. The Exhibits to General Conditions to Contribution Agreement (the "Exhibits"); and

          d. The Schedules to General Conditions to Contribution Agreement (the "Schedules")

which are attached hereto are incorporated by reference herein as being the agreement of the undersigned.


     2.   Project.      VINEYARDS MARKETPLACE.
          --------

     3.   Transferor.   HUGHES MILLIKEN ASSOCIATES.
          -----------

     4.   Transferee.   ALEXANDER HAAGEN PROPERTIES OPERATING PARTNERSHIP, L.P.,
          -----------
a California limited partnership.


     5.   Consideration to Transferor.                                The total sum of $7,299,569
          ----------------------------
which is comprised of the following elements:


a.  Existing Debt                                                                      $5,350,937

b.  Prepayment Fees and other Lender related expenses
    charged against Transferor (estimated)                                             $    1,000

c.  Commission obligations of Transferor paid by Transferee and
    charged against Transferor                                                         $        0

d.  Transferor's share of Closing Costs (estimated)                                    $   25,000

e.  Prorations charged against Transferor (estimated)                                  $    5,000

f.  Miscellaneous                                                                      $        0

g.  OP Units                                                                           $1,917,632

h.  Cash                                                                               $        0

i.  Total of Cash and OP Units                                                         $1,917,632
                                                                                       ----------
h.  Total Consideration                                                                $7,299,569
                                                                                       ==========

     The Total Consideration is subject to adjustment as provided herein and in the General Conditions, the Addenda, the Exhibits and the Schedules.

     6.  Allocated Debt.  Allocated debt," as that term is used in Addendum V,
         --------------
shall mean debt with a principal amount of $200,000.

     7.  Special Provisions:
         ------------------

          a. Transferee will pay off the Debt to which the Property is subject immediately following the conveyance of the Property to Transferee. The principal amount of such payment and any fees of Lender in connection with such payment (subject to the reasonable approval of Transferor) shall be charged against Transferor's Consideration. The principal amount of the debt, the accrued but unpaid interest and the amount of any fees and expenses (including prepayment penalties, if any) to be charged by Lender shall be verified prior to the Closing Date by a fully executed Lender's Beneficiary's Statement in such form as shall be reasonably satisfactory to and approved in writing by Transferee.

          b. Parcels 1 and 2 ( the "Retained Parcels") of Parcel Map No. 12263, City of Rancho Cucamonga, County of San Bernardino per plat recorded in Book 151 of Parcel Maps, Pages 54 to 58, inclusive, official records of said County are not included within the definition of the Property and will be retained by Transferor subject to the remaining provisions of this subparagraph 7.b. Transferor hereby grants Transferee an option (the "Option") to purchase the Retained Parcels from Transferor on the following terms and conditions:

             1. The Option may be exercised at any time after the Closing Date.

             2. The Option will expire if the Option is not exercised on or before two (2) years following the Closing Date.

             3. The Option Price will be $900,000.

             4. Transferor shall have the right to take all or any part of the Option Price in Cash or in OP Units (under a contribution agreement containing essentially the same provisions as this Agreement excepting only that the value of the OP Units shall be based on the average closing value of AHP Stock during the 5 trading days immediately prior to the exercise of the Option) or any combination thereof.

          c. Transferor and Transferee will cooperate with each other regarding changes to the existing Reciprocal Easement Agreement against the Property and the Retained Parcels which shall be reasonably necessary to accommodate use of the respective parcels as long as such changes are not unreasonable.

          d. Transferor shall take full responsibility for all costs and expenses incident to (and shall indemnify and hold Transferee harmless from) the cost of obtaining a No Further Action letter (the "NFA") from the appropriate governmental agency with respect to the dry cleaner on the Property. Hughes Investments guarantees the performance of Transferor pursuant to the foregoing sentence. Hughes Investments shall guarantee the performance of Transferor pursuant to the foregoing sentence in a guarantee which shall be in form and substance reasonably satisfactory to Transferee to be delivered at the Closing.

          e. Notwithstanding the provisions of Addendum V, the debt which Transferor will guarantee shall be debt currently secured by real property
                                        ---------
currently owned by Hughes North County Associates and anticipated to be
---------                                         ---------------------
transferred to Transferee concurrently with the Closing hereunder, which real
-----------------------------------------------------------------
property shall be deemed to be the Property solely with respect to the provisions of Addendum V.

     Executed as of March 23, 1998.


Transferor:                   HUGHES MILLIKEN ASSOCIATES,
                              a California general partnership

                              By:  HI-Victoria, a California general
                                   partnership, general partner

                                   By:  Hughes Investments,
                                        a California general
                                        partnership, general partner

                                        By:  WWH Investments, Inc., a
                                             California corporation,
                                             general partner

                                             By:  __________________
                                                  William W. Hughes, Jr.
                                                  Its:  President

Guarantor:                    HUGHES INVESTMENTS, a California general
                              partnership

                              By:  WWH Investments, Inc., a California
                                   corporation, general partner

                                   By:   _____________________________________
                                         William W. Hughes, Jr.
                                   Its:  President

Transferee:                   Alexander Haagen Properties Operating
                              Partnership, L.P. a California limited partnership

                              By:  Alexander Haagen Properties, Inc., a
                                   Maryland corporation, its General Partner

                                   By:  Fred Bruning
                                      ____________________________
                                   Its: Senior Vice President
                                      ____________________________

                           AGREEMENT OF TITLE COMPANY

The undersigned executes this Agreement for the purposes of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of the Earnest Money from the Transferee.


                                         First American Title Insurance Company


                                         By:    ________________________

                                         Its:   ________________________

                                         Date:  ________________________, 1998

                                         Escrow No. N 984022E